Janus Aspen Series

Global Unconstrained Bond Portfolio

Supplement dated July 1, 2015
to Currently Effective Prospectuses

Effective July 1, 2015, the following replaces the corresponding information for Global Unconstrained Bond Portfolio (the “Portfolio”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of the Portfolio’s Prospectuses:

Portfolio Managers: William H. Gross is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since January 2015. Kumar Palghat, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2015.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Portfolio:

Global Unconstrained Bond Portfolio
William H. Gross is responsible for the day-to-day management of the Portfolio. Mr. Gross, as primary Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

William H. Gross is Executive Vice President and Portfolio Manager of Global Unconstrained Bond Portfolio, which he has managed since January 2015. Mr. Gross joined Janus Capital in September 2014. Prior to joining Janus Capital, Mr. Gross was Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”).

Kumar Palghat, CFA, is Co-Portfolio Manager of Global Unconstrained Bond Portfolio, which he has co-managed since July 2015. Mr. Palghat joined Janus Capital in July 2015. Mr. Palghat is the founder and Chief Investment Officer of Kapstream Capital, a global fixed-income adviser, since 2006. Mr Palghat holds a Bachelor in business from Bangalore University, India, and an MBA in finance/marketing from Marymount University. Mr Palghat holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.